                                                                  EXHIBIT 10.1.7

                                MASTER AGREEMENT
                            (JAWS TECHNOLOGIES INC.)

This AGREEMENT (the "Agreement") is entered into as of, December 7, 1998, between ABC INTERNET INC. ("ABC INTERNET INC."), with an address for purposes of this Agreement at COMPANY ADDRESS ("ABC INTERNET INC."), and JAWS Technologies Inc. ("JAWS"), whose principal place of business for purposes of this Agreement is Suite 380-603 7TH Avenue S.W. Calgary, Alberta, Canada T2P 2T5.

                                   BACKGROUND

        A. JAWS and ABC INTERNET INC. desire to work together with the goal of furthering the marketing of the professional services and products of JAWS.

        B. JAWS desires to enhance its consulting service and product revenues by offering services in connection with ABC INTERNET INC.'s services.

        C. ABC INTERNET INC. desires to enhance its capabilities to market and support ABC INTERNET INC.'s in connection with the use of JAWS services.

        D. JAWS and ABC INTERNET INC. desire to formalize their relationship by entering into this Agreement to undertake cooperative efforts in connection with the products and services of JAWS.

        NOW, THEREFORE, JAWS and ABC INTERNET INC. agree as follows:

1. DEFINITIONS. The following capitalized terms shall have the meanings given to them below when used in this Agreement:

        "AGREEMENT DATE" shall have the meaning given to it in the introductory paragraph of this Agreement.

        "PRODUCTS" refers to all products listed in Schedule "A" and Schedule "B" of this Agreement.

        "PROPRIETARY INFORMATION" means:

                        (i) with respect to JAWS, the Products and all
                confidential information and trade secrets contained in the Products, including benchmark results, and any other information of JAWS or its licensors which by its nature is generally understood to be of a confidential nature; and

                        (ii) with respect to ABC INTERNET INC., any information
                of ABC INTERNET INC. or of any customer of ABC INTERNET INC. which ABC INTERNET INC. indicates is confidential or which, by its nature, is generally understood to be confidential information and, without limiting the generality of the foregoing, includes all customer lists and pricing information of ABC INTERNET INC..

                Information is not Proprietary Information to the extent that it:

                                (A) is or becomes publicly available through no
                        act or failure of the receiving party; or

                                (B) is rightfully acquired from a third party
                        which, to the receiving party's knowledge, is not obligated to keep that information confidential; or

                                (C) is independently developed by the receiving
                        party.

        "SERVICES" refers to all services listed in Schedule "A" Key Management Server Pricing and Schedule "B" Software & Services Pricing of this agreement.

        "SOFTWARE LICENSE AGREEMENT" means the encryption software license agreement(s), as amended from time to time, to be executed by JAWS and ABC INTERNET INC. in connection with the Products.

2.      SERVICES AND RESPONSIBILITIES OF JAWS

                (a) Employee Training. JAWS will provide to ABC INTERNET INC. product and service training sessions at no additional charge to ABC INTERNET INC.. These training sessions will pertain specifically to the products and services contracted for by ABC INTERNET INC.. Refer to Schedule "C" of this agreement for details regarding training sessions.

                (b) Marketing Events. JAWS shall participate in and, if requested by ABC INTERNET INC., assist in the organization and implementation of, the jointly sponsored marketing events to be agreed upon by the parties as part of the business plan referred to in Section 4 below.

                (c) JAWS Coordinator. JAWS shall designate a coordinator with appropriate authority to coordinate JAWS's activities with ABC INTERNET INC. and act on behalf of JAWS within the scope of this Agreement.

3. SERVICES AND RESPONSIBILITIES OF THE PARTIES. To the extent reasonable under the circumstances and as permitted by each party's other agreements, the parties shall undertake the following cooperative activities with respect to identifying opportunities to promote the Products and Services:

                (a) Market Information. Each party shall regularly inform the other party about general market developments and factors relating to the Products in the marketplace and current projects and customer implementations in which they are involved. This information shall be designated and treated as Proprietary Information of the party providing the information.

                (b) Business Plan. Each party shall furnish the other party with appropriate information for support and planning purposes, provided that the furnishing party may determine, in its sole discretion, the content and availability of such information. The parties will work together to develop a business plan for their marketing efforts in connection with this Agreement. Each party shall use commercially reasonable efforts to meet the goals in the business plan.

                (c) Internal Notification. Each party shall inform the appropriate personnel in its organization of the existence of this Agreement.

                (d) New Product Information. Each party shall endeavor to keep the other party appraised about new products and services relating to the Products.

                (e) Other Information. The parties shall exchange such other information and conduct such other activities as the parties agree will carry out the intent of this Agreement.

                (f) Periodic Review. The parties shall meet at least twice a year to review the status of their arrangement under this Agreement.

4.      REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

                (a) Representations and Warranties. Each party hereby represents and warrants to the other party that:

                        (i) Authority. It has the right and power to enter into
                this Agreement.

                        (ii) No Violation. Entering into this Agreement does not
                violate the terms and conditions of any of its other agreements providing for cooperative marketing of products of another entity, or any other legal obligations.

                        (iii) No Infringement. The products, materials and
                information it provides under this Agreement to the other party do not infringe upon or constitute a misappropriation of any copyright, trademark, patent, trade secret or other proprietary right of any third party in the Territory.

                (b) Disclaimer of Warranty. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 5, NEITHER PARTY MAKES ANY WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, NOR SHALL ANY WARRANTY ARISE BY COURSE OF CONDUCT OR BY PERFORMANCE, CUSTOM OR USAGE IN THE TRADE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF

        MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


5.      TERM AND TERMINATION

                (a) Initial Term. This Agreement shall have an initial term commencing on the Agreement Date and continuing on perpetually, unless terminated by either party.

                (b) Termination. Each party may terminate this Agreement:

                        (i) In the event the other party fails to cure a
                material breach of this Agreement within 30 days after receiving written notice of that breach; or

                        (ii) immediately upon written notice if: (A) there is a
                consolidation, merger or reorganization of the other party with or into another corporation or entity; (B) there is a creation of a new majority interest in, or change in majority ownership or control of, the other party; (C) there is a sale of all or substantially all of the assets of the other party; or (D) the other party breaches the confidentiality provisions set forth in
                Section 9, below; or

                        (iii) upon 90 days prior written notice to the other
                party, with or without cause.

                (c) Effect of Termination or Expiration. Upon termination or expiration of this Agreement, each party shall cease acting in a manner that would suggest any continuing relationship between the parties regarding the Products, and shall cease all display and advertising contemplated under this Agreement. Within 30 business days after the termination or expiration, each party shall return to the other party or dispose of (as mutually agreed) all advertising materials and other property, including all Proprietary Information, furnished to it by the other party pursuant to this Agreement. Each party shall certify in writing to the other that it has done so. Termination or expiration of this Agreement shall not affect any obligation either party has to its customers. The following provisions of this Agreement shall in all events survive its termination or expiration: Section 5 (Representations, Warranties and Disclaimers), 6 (Term and Termination), 7 (Relationship of the Parties), 8 (Intellectual Property Rights), 9 (Confidentiality of Proprietary Information), and 11 (General Provisions).

6. RELATIONSHIP OF PARTIES. The following provisions shall apply to the relationship of the parties, notwithstanding any other provision of this
        Agreement:

                (a) Independent Companies. JAWS and ABC INTERNET INC. are independent companies acting for their own account, and neither party is authorized to make any representation or commitment on behalf of the other party. Neither party shall use the terms "joint venture", "partner", "partnership" or similar terms to describe the relationship between the parties under this Agreement. Any inadvertent use of such terms shall refer to the spirit of cooperation between the parties and shall not create a legal partnership or joint venture or any responsibility by one party for the actions of the other, either expressly or by implication.


7.      INTELLECTUAL PROPERTY RIGHTS

                (a) TRADEMARKS, ETC. This Agreement does not authorize either party to use or display any names, trademarks, logos or service marks of the other party except to identify Products and Services to the extent permitted by this Agreement. Either party may use the trademarks or other proprietary words or symbols of the other party to properly identify the Products or Services of the other party in correspondence and proposals issued in the ordinary course of business to the extent such use would be permitted by applicable law in the absence of this Agreement. Except as described in the preceding sentence, each party shall submit to the other party for written prepublication approval, any materials which may use or display any name, trademark, logo or service mark of the other party.

8. CONFIDENTIALITY OF PROPRIETARY INFORMATION. Each party acknowledges that, during the term of this Agreement, it will receive Proprietary Information from the other party. Each party shall protect the Proprietary Information of the other party with at least the same protection and care that it customarily uses in safeguarding its own confidential information of a similar nature, but shall use no less than a reasonable degree of care and will not use the Propriety Information of the other party for any purpose other than in direct connection with the relationship described under this Agreement. Each party will disclose the other party's Proprietary Information to its personnel only on a need-to-know basis. Each party shall take reasonable steps to advise its employees of the confidential nature of the other party's Proprietary Information and their obligation to comply with the confidentiality requirements in this Agreement. Each party will promptly notify the other if it believes that Proprietary Information has lost its status as such.

9.      FINANCIAL OBLIGATIONS.

                (a) Royalties. JAWS agrees to provide ABC INTERNET INC. with the management and maintenance of the Key Management Server. This server will adhere to the specifications agreed to by both parties for E-mail encryption services. This server will be located at 380, 603-7th Avenue S.W. Calgary, Alberta, being JAWS's principal place of business. The parties may from time to time by mutual agreement provide other services pursuant to this agreement for such terms and at such costs as may be agreed by the execution of additional schedules covering such items and such schedules shall constitute part of this agreement for all purposes as if the provisions there of were set forth herein.

                        (i) ABC INTERNET INC. will pay JAWS the royalties for
                the Key Management Server, as per Schedule "A" of this agreement. These royalties will be calculated in accordance with the table on Schedule "A" attached. For clarity, ABC INTERNET INC. will be permitted to charge to any recipient of an encrypted E-mail for the decryption of that E-mail and there will no additional charge from JAWS to any customer of

                ABC INTERNET INC. for the decryption of such encrypted E-mail.

                (b) Reseller. JAWS hereby appoints ABC INTERNET INC. as a reseller of, and grants to ABC INTERNET INC. the right to resell as per Schedule "B" of this agreement. For clarity the software and services are:
                L5 E-MAIL ENCRYPTION SOFTWARE
                L5 DATA ENCRYPTION SOFTWARE
                SECURITY AUDITS

                        (i) Distribution. JAWS agrees to supply to ABC INTERNET
                INC. master distributable images of Software Products. JAWS further agrees to send new master distributable images of Products within fourteen (14) days of release of revised versions of Products. JAWS also agrees to notify ABC INTERNET INC. within fourteen (14) days of discontinuation of Product.

                        (ii) Downloads and Collection. ABC INTERNET INC. further
                agrees to make the Software Products available for download and payment from customers via the Internet. ABC INTERNET INC. shall make reasonable efforts to maintain the availability of on-line delivery and payment. However, JAWS acknowledges that periodic computer server and network failures are unavoidable and thus will not hold ABC INTERNET INC. liable for damages or losses incurred as a result of such failures.

                        (iii) Shipping. For L5 products that are not delivered
                by download via the Internet, JAWS agrees to forward all necessary customer and shipping information to ABC INTERNET INC.'s fulfillment center after the transaction has been approved by JAWS. ABC INTERNET INC. is responsible for ensuring that Product is shipped to customer according to preference and time frame selected by Customer. In the case that Products have not been shipped to Customer within three business days, ABC INTERNET INC. will refund payment to Customer.


                        (iv) Force Majeure. Neither party shall be liable for
                the failure to perform any of its obligations under this agreement, except for payment obligations, if such failure is caused by the occurrence of any event beyond the reasonable control of such party, including without limitation, fire flood, strikes, and other industrial disturbances, failure of raw materials, suppliers, failure of transport, accidents, riots, insurrections, acts of God or orders of governmental agencies.

                        (v) Audit. For all audit services JAWS agrees to forward
                all necessary customer information to ABC INTERNET INC., and to provide sales support as required.

                        (vi) Direct Sales and Distribution Sales. For the direct
                sales of Products
                described in Schedule "B", ABC INTERNET INC. will pay to JAWS the price specified in Schedule "B". For services provided to service customers, JAWS will pay ABC INTERNET INC. the amounts specified in Schedule "B".

                        (vii) Payments and Reports. Payments shall be made on
                the thirtieth (30th) day of each month, or the last day of February, for sales of the previous month. ABC INTERNET INC. shall provide JAWS a monthly report detailing the Products sold and amounts collected.

                        (viii) Returns. If under any circumstance a payment
                transaction for a Product is reversed, the net amount of the reversal will be deducted from the amount of the payment due to JAWS. If returns exceed sales in any given month, JAWS agrees to make payment sufficient to cover returns. JAWS will accept the return or exchange of any normally stocked product purchased from JAWS which is unopened for up to 30 days after the date of purchase. All Hardware Items must be returned within fourteen
                (14) days. A defective Product may be exchanged for the same title only and, in this case, the entire package (box, contents, and product-registration card) must be included. ABC INTERNET INC. will also refuse payment for the distribution of Products to any Customer that is clearly abusing the system by processing a large percentage of returns.

                        (ix) Charge Backs. If a payment transaction for a
                Product is reversed due to a credit card chargeback, the net amount of the reversal will be deducted from the amount due to JAWS. A credit card chargeback will be allowed if ABC INTERNET INC. is bound to reverse or reimburse a credit card payment made to ABC INTERNET INC. because the credit card provider directs it to do so or, as it is otherwise required by law.

                        (x) Records and Audits. ABC INTERNET INC. shall keep
                records and accounts in accordance with generally accepted accounting principles to show the amount of proceeds payable to JAWS. ABC INTERNET INC. shall keep these records at ABC INTERNET INC.'s principal place of business. JAWS shall have the right to conduct at its sole expense an audit of such records by an independent auditor during regular business hours upon five (5) days prior written notice once per calendar year to determine Electronic Distributor's compliance with this Agreement.

10. EXCLUSIVITY ABC INTERNET INC. will have exclusivity in Northern British Columbia for a period of sixty (60) days beginning December 7, 1998. The following provisions will apply:

                (a) E-mail Encryption Service. JAWS will not sell or license or provide or permit the use of any of its Products or Services, or allow any subsidiary or affiliate or reseller or licensee to sell or license or provide or permit the use of any of the Products or Services of JAWS, to or by any customer or potential customer of such Products or Services located in Northern British Columbia.

                (b) Business Inquiries. JAWS will refer to ABC INTERNET INC., and cause its subsidiaries, affiliates, resellers and licensees to refer to ABC INTERNET INC. all inquiries from customers (residential and corporate) located in Northern British Columbia.

11. MOST FAVORED CUSTOMER PRICING. JAWS warrants that it has not, directly or indirectly, entered into any agreement relating to the Products and Services which provides pricing terms which are more favorable than the pricing terms specified in this Agreement. If JAWS has entered into any such agreement, or in the future enters into any such agreement, which contains pricing terms which are more favorable than the pricing terms specified in this Agreement, then JAWS will immediately notify ABC INTERNET INC. and extend the same pricing terms to ABC INTERNET INC..

12.     GENERAL PROVISIONS

                (a) Non-Solicitation. During the term of this Agreement and for a period of 12 months thereafter, personnel of either party who have been directly and substantially involved in the performance of such party's obligations under this Agreement shall not knowingly directly or indirectly solicit for employment any of the other party's personnel who have been directly and substantively involved in the performance of this Agreement, without the prior written consent of the other party.

                (b) Notice. All notices required to be given under this Agreement shall be in writing and will be deemed given when actually received. All notices shall be sent to the receiving party's address as set forth below, or to such other address that a party provides as required by this Section 11(b).

           For JAWS:

                  JAWS Technologies Inc.
                  380 603 - 7 Avenue S.W.
                  Calgary, Alberta, Canada T2P 2T5
                  Attn: Garry Leitch

                  And to:

           For ABC INTERNET INC.:

                  #102, 1270 2nd Avenue
                  Prince George, British Columbia V2L 3B3

                (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta, without reference to its choice of law rules.

                (d) Amendments. This Agreement may not be modified except in writing signed by both parties.

                (e) Severability. If any provision of this Agreement is held invalid, such provision shall be deemed severed and the remaining provisions shall be interpreted so as best to reasonably effect the intent of the parties.

                (f) Non-Assignment. Neither party may assign, transfer or delegate this Agreement, or any of its rights or obligations under this Agreement to any third party, other than a party controlling, controlled by or under control with the assigning party, without the prior written agreement of the other party. Subject to the above, this Agreement shall be binding upon and inure to the benefit of the parties of this Agreement, as well as their respective permitted successors and assigns. Any assignment permitted under this section will not release the assignor from liability under this Agreement.

                (g) Waiver. Failure by any party to enforce any of the terms or conditions of this Agreement, in any one or more instances, shall not be construed as a waiver of the future performance of any such terms or conditions.

                (h) Limitation on Damages. Neither party (nor any of its licensors) shall have any liability to the other party or any third parties for any loss of business, loss of profits, loss of data, or computer malfunction, or any indirect, incidental, special, consequential or punitive damages, even if such party has been appraised of the possibility of that loss or damage.

                (i) Press Release and Publicity. Neither party shall issue any news release, public announcement, advertisement or publicity concerning this Agreement or any matters arising under this Agreement without the prior written approval of the other party such approval not to be unreasonably withheld.


IN WITNESS WHEREOF, the parties have caused this Master Agreement to be signed by the authorized representatives as of the date first shown above.

JAWS TECHNOLOGIES INC.                            ABC INTERNET INC.


By:___________________________                    By:___________________________

Date:  December 7, 1998                           Date: December 7, 1998
Name:  Garry Leitch                               Name: Peter de Fauw
Title: VP Sales & Channel Development             Title: General Manager


                                  SCHEDULE "A"
                          KEY MANAGEMENT SERVER PRICING

--------------------------------------------------------------------------------------
 SERVICE PROVIDED             DETAIL OF SERVICE                   SUBSCRIPTION
                                                                      RATE
--------------------------------------------------------------------------------------
E-MAIL ENCRYPTION         DIAL UP ACCESS USERS INCLUDES:
                          Residential (Home Market)
                          Small Home Office

--------------------------------------------------------------------------------------
                          =1,000 subscribers                       $1.00 /month
--------------------------------------------------------------------------------------
                          1,001 - 5,000  for a total of all        $0.75/month
                          subscribers
--------------------------------------------------------------------------------------
                          5,001 - 10,000  for a total of all       $0.50/month
                          subscribers
--------------------------------------------------------------------------------------
                          10,001 +  for a total of all             $0.35/month
                          subscribers
--------------------------------------------------------------------------------------
E-MAIL ENCRYPTION         CORPORATE ACCOUNTS
                          By number of subscribers per
                           corporate account
--------------------------------------------------------------------------------------
                          15 to 50 users - 1st 20 users            $20.00/month
                          20 + users                               $0.50/month per
                                                                   additional user
--------------------------------------------------------------------------------------
                          51 to 200 users - 1st 65 users           $40.00/month
                          65 + users                               $0.50/month per
                                                                   additional user
--------------------------------------------------------------------------------------
                          200 + users = custom quote               To be determined


--------------------------------------------------------------------------------------

                                  SCHEDULE "B"
                           SOFTWARE & SERVICES PRICING



--------------------------------------------------------------------------------
   PRODUCT NAME                   SUGGESTED RETAIL PRICE       PRICE
--------------------------------------------------------------------------------
L5 E-MAIL ENCRYPTION
SOFTWARE                         $US14.95                      $US12.95
--------------------------------------------------------------------------------
L5 DATA ENCRYPTION
SOFTWARE - PROFESSIONAL
EDITION
--------------------------------------------------------------------------------
- electronic downloadable        $US49.95                        $US39.95
file.
--------------------------------------------------------------------------------
- retail boxed product           $US49.95                        $US34.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICES PRICING - AUDITS
--------------------------------------------------------------------------------
- Snapshot Audit                 $CDN3,000.00                    $CDN2,000.00
--------------------------------------------------------------------------------
- Full Security                  variable                        10% finders fee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SCHEDULE "C"
                          PRODUCT AND SERVICE TRAINING


---------------------------------------------------------------------------------------
 TRAINING PROVIDED             DETAIL OF TRAINING                        LENGTH
---------------------------------------------------------------------------------------
L5 E-MAIL ENCRYPTION        Server Management                      N/A
                            Orientation                            - user documentation
                            Key Management                         - online help
---------------------------------------------------------------------------------------
5 DATA ENCRYPTION           User documentation included             N/A
                            with Software


---------------------------------------------------------------------------------------
SERVICES                    Sales & Marketing                        One (1) day
  -  E-mail Encryption        -  audit overview
  -  Audits                   -  how to position and sell audits
                              -  how to position and sell
                                 secure E-mail
---------------------------------------------------------------------------------------